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Debtor's Name: Marin Software Incorporated Case No. 25-11263

UNITED STATES BANKRUPTCY COURT

___ FOR THE DISTRICT OF DELAWARE

________________________________________________

In Re. Marin Software Incorporated § Case No. 25-11263 ____________

§

______________________________________________§
Debtor(s) §

☐ Jointly Administered

 Monthly Operating Report Chapter 11

Reporting Period Ended: 07/31/2025 Petition Date: 07/01/2025

Months Pending: 1 Industry Classification: 5 1 3 2

Reporting Method: Accrual Basis ☒ Cash Basis ☐

Debtor's Full-Time Employees (current): 9

Debtor's Full-Time Employees (as of date of order for relief): 11

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements

☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒ Statement of operations (profit or loss statement)

☒ Accounts receivable aging

☒ Postpetition liabilities aging

☐ Statement of capital assets

☐ Schedule of payments to professionals

☐ Schedule of payments to insiders

☒ All bank statements and bank reconciliations for the reporting period

☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Robert Bertz Robert Bertz

Signature of Responsible Party Printed Name of Responsible Party

08/20/2025 149 New Montgomery Street, 4th Floor, San Francisco Date CA 94105

Address

UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$163,100
b. Total receipts (net of transfers between accounts)	$779,791	$779,791
c. Total disbursements (netof transfers between accounts)	$479,968	$479,968
d. Cash balance end of month (a+b-c)	$462,923
e. Disbursements made by third partyfor the benefitof the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$479,968	$479,968

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Accounts receivable (total net of allowance)	$1,917,291
b. Accounts receivable over90 days outstanding (net of allowance)	$157,641
c. Inventory ( Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d Total current assets	$3,851,038
e. Total assets	$4,853,628
f. Postpetition payables (excluding taxes)	$773,902
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$9,862
i. Postpetition taxes pastdue	$0
j. Total postpetition debt (f+h)	$783,764
k. Prepetition secured debt	$300,000
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$632,892
n. Total liabilities (debt) (j+k+l+m)	$1,716,656
o. Ending equity/net worth(e-n)	$3,136,972
Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary	$0	$0
b. Total payments to third parties incident to assets being sold/transferred	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)	Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a. Gross income/sales (net of returns and allowances)	$132,755
b. Cost of goodssold (inclusive of depreciation, if applicable)	$-11,311
c. Gross profit (a-b)	$144,066
d. Selling expenses	$0
e. Generaland administrative expenses	$177,814
f. Other expenses	$16,510
g. Depreciation and/or amortization (not included in 4b)	$0
h. Interest	$0
i. Taxes (local, state,and federal)	$0
j. Reorganization items	$0
k. Profit (loss)	$-48,165	$-48,165

UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

Part 5: Professional Fees and Expenses
a.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
Debtor's professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

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UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

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b.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
Debtor's professionalfees& expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

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UST Form 11-MOR (12/23/2022)

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 7 of 53

Debtor's Name: Marin Software Incorporated Case No. 25-11263

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UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

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c. All professional fees and expenses (debtor & committees)

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state,and federal)	$0	$0
b. Postpetition income taxes paid (local, state,and federal)	$0	$0
c. Postpetition employer payroll taxes accrued	$0	$0
d. Postpetition employer payroll taxes paid	$6,408	$6,408
e. Postpetition property taxes paid	$0	$0
f. Postpetition other taxes accrued (local, state,and federal)	$9,862	$9,862
g. Postpetition other taxes paid (local, state,and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d. Are you current on postpetition tax return filings?	Yes ☒ No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i. Do you have: Worker's compensation insurance?	Yes ☒ No ☐
If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
Casualty/property insurance?	Yes ☒ No ☐
If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
General liability insurance?	Yes ☒ No ☐
If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes ☒ No ☐
k. Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0
b. Gross income (receipts)from self-employment	$0
c. Gross income from all other sources	$0
d. Total income in the reporting period (a+b+c)	$0
e. Payroll deductions	$0
f. Self-employment related expenses	$0
g. Living expenses	$0
h. All other expenses	$0
i. Total expenses in the reporting period (e+f+g+h)	$0
j. Difference between total income and total expenses (d-i)	$0
k. List the total amount of all postpetition debts that are past due	$0
l. Are you required to pay any Domestic Support Obligations as defined by U.S.C § 101(14A)?	Yes ☐ No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/ eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Robert Bertz /s/ Robert Bertz

Signature of Responsible Party Printed Name of Responsible Party

Chief Financial Officer 08/20/2025

Title Date

UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

UST Form 11-MOR (12/23/2022)

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Debtor's Name: Marin Software Incorporated Case No. 25-11263

UST Form 11-MOR (12/23/2022)

Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

MONTHLY OPERATING REPORT – SUPPORTING DOCUMENTATION

Case No. 25-11263

Marin Software Incorporated

Reporting Period: July 1, 2025 – July 31, 2025

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11
MARINSOFTWARE INCORPORATED,[1]	Case No. 25-11263 (LSS)
Debtor.

MONTHLY OPERATING REPORT NOTES FOR JULY 2025

On July 1, 2025 (the “Petition Date”), the above-captioned debtor (the “Debtor”) filed a voluntary petition for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtor is operating its business and managing its property as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The information provided herein, except as otherwise noted, is reported as of the Petition Date.

The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”).

1.
Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the financial statements prepared by the Debtor. Information contained in this MOR has been derived from the Debtor’s books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provid e MORs during this chapter 11 case, the Debtor has prepared this MOR using the best information presently available to it, which has been collected, maintained, and prepared in accordance with its historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtor’s knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period covered by this MOR, and may not necessarily reflect the Debtor’s future results of operations and financial position.
2.
Reservation of Rights. This MOR is limited in scope, and unless otherwise noted, covers the period beginning on July 1, 2025 and ending July 31, 2025, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtor’s chapter 11 case. The unaudited financial information

____________________________

1 The last four digits of the Debtor’s federal tax identification number are 7180. The Debtor’s address is 149 New Montgomery, 4th Floor, San Francisco, CA 94105. Copies of all pleadings filed in this chapter 11 case may be obtained free of charge at www.donlinrecano.com/mrin.

has been derived from the Debtor’s books and records. The information

4919-2035-7216.1 54610.00002

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presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with GAAP. Upon the application of such procedures, the Debtor believes that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP.

Given the complexity of the Debtor’s business, inadvertent errors or omission may occur. Accordingly, the Debtor hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtor reserves the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

3.
Accounting Principles. The Debtor maintains its financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtor. Not all tax entries for the period have been completed by the time this report was due to be filed.
4.
Currency. Unless otherwise indicated, all amounts in the MOR are reflected in

U.S. dollars.

5.
Part 1: Cash Receipts and Disbursements. On July 29, 2025, the Bankruptcy Court entered its order [Docket No. 79] (the “Final DIP Order”) authorizing the Debtor to obtain post petition secured financing on a final basis. The Debtor’s cash position reflects the receipt of proceeds under the debtor in possession credit facility authorized by the Final DIP Order.

The Debtor’s cash receipts and disbursements reflected herein cover the period from July 1, 2025 through July 31, 2025; provided, however, the Debtor’s beginning cash balance and disbursements for this period excludes amounts related to wire transfers that were initiated on June 30, 2025, but which were not processed by the Debtor’s bank until July 1, 2025.

6.
Part 2: Asset and Liability Status. Asset values are reported as of July 31, 2025. All liabilities disclosed herein are stated per the Debtor’s balance sheet and underlying records as of July 31, 2025; provided, however, prepetition unsecured debt excludes liabilities marked as contingent, unliquidated, disputed, or undetermined on the Debtor’s schedules of assets and liabilities, as such liabilities are not recorded in the Debtor’s books and records as due and owing as of July 31, 2025. Prepetition and post petition balances of uncompromised liabilities are reported to the best of the Debtor’s knowledge. However, the ultimate amount of the Debtor’s liabilities is undetermined at this time.

Intercompany Claims. The intercompany balances are reported on a consolidated basis as of June 30, 2025. As a result, the intercompany balances net to zero and are not included in the Monthly Operating Report

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or the supporting financial statements.

7.
Part 4: Income Statement (Statement of Operations). “Cost of goods sold” reflects a negative balance for the applicable period due to a credit received from the Debtor’s co-location data center lessor.
8.
Part 7: Questionnaire.

7c. Were any payments made to or on behalf of insiders? All cash payments made during the period to insiders were made on account of ordinary course wages; provided, however, approximately $1,600 was inadvertently paid to American Express during the period on account of personal charges incurred by the Chief Executive Officer. This payment will be recouped by the Debtor in the form of a setoff against the Debtor’s severance obligations owed to the Chief Executive Officer.

4919-2035-7216.1 54610.00002

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MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Period 7/1/25 -7/31/25

Cash Receipts
1	Cash Received From Sales / AR Collections	$139,791
2	DIP Loan	$640,000
	Total Cash Receipts	$779,791

Cash Disbursements
3	Payroll & Benefits	$127,768
4	Sales Tax	$2,586
5	Bankruptcy Professional Escrow Fee	$312,000
6	Insurance Expense	$13,149
7	Vendors	$22,578
8	Bank Service Charges	$1,887
9	Total Cash Disbursements	$479,968
10	Net Increase (Decrease) in Cash	$299,823
11	Cash Balance, Beginning of Period	$163,100
12	Cash Balance, End of Period	$462,923

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MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

Income Statement

For the Period 7/1/25 -7/31/25

Description	July-25
Revenue	$132,755
Cost of goods sold	(11,311)
Gross Profit	144,066
General and administrative expenses	177,814
Operating loss	(33,748)
Interest Income	2,093
Other Expenses	16,510
Net loss	($48,165)

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MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

Post-Petition Payables Aging

For the Period 7/1/25 -7/31/25

	$783,764	$0	$0	$0	$0 $783,764
Vendor	Current	30	60	90	>90	Total
5Y - DIPFinancing	640,000	-	-	-	-	640,000
Fenwick & WestLLP	40,825	-	-	-	-	40,825
Aetna Health of California Inc	27,360	-	-	-	-	27,360
Changzheng Li	15,840	-	-	-	-	15,840
Switch	15,164	-	-	-	-	15,164
Postpetition taxes payable	9,862	-	-	-	-	9,862
Amazon Web Services	9,777	-	-	-	-	9,777
Riveron Consulting LLC	8,880	-	-	-	-	8,880
AMEX Payable	7,360	-	-	-	-	7,360
Vicki Ng	2,985	-	-	-	-	2,985
Michael Coleman	1,375	-	-	-	-	1,375
Miller Kaplan	1,225	-	-	-	-	1,225
Broadridge	904	-	-	-	-	904
GitHub	625	-	-	-	-	625
Belcher, Smolen &Van Loo, LLP	575	-	-	-	-	575
Iron Mountain Inc.	509	-	-	-	-	509
Provident Life and Accident Insurance Company	499	-	-	-	-	499

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 22 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10100 - SVB Checking (USD) - Reconciliation

As of July 31, 2025

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svb Silicon Valley Bank

A Division of First Citizens Bank
2625 Augustine Drive #301, Santa Clara, CA 95054

ADDRESS SERVICE REQUESTED

>000028 5595330 0001 092196 10Z
MARIN SOFTWARE INC
HOLD MAIL
ATTN: GDO
SANTA CLARA, CA 95054

July 2025

Reporting Activity 07/01 - 07/31

Page 1 of 6

Managing Your Accounts

Phone:	(408) 654-4636
Toll-Free:	(800) 774-7390
Email:	clientsupport@svb.com
Online:	www.svb.com

Summary of Accounts

Account Type	Account Number	Ending Balance
Analysis Checking	XXXXXX7317	$0.00
Total Balance		**$0.00**

Analysis Checking - XXXXXX7317

Account Summary

Date	Description	
07/01/2025	**Beginning Balance**	**$8.11**
07/31/2025	**Ending Balance**	**$0.00**
	Total debits this period	$1,228,042.05
	Total credits this period	$1,228,033.94
	Service Charge	$0.00

Account Activity

Transaction Date	Description	Debits	Credits	Balance
07/01/2025	Beginning Balance			$8.11
07/01/2025	Daxko LLC 343479 Marin Software Inc	$0.00	$3,000.00	$3,008.11
07/01/2025	WIRE IN 250701B1Q8153C003217 20251820000843400;ORG STAKE WOR LD PTY LTD;OBI /URI/MARIN SOFT	$0.00	$2,500.00	$5,508.11
07/01/2025	WIRE IN 250701B1Q8152C003063 20251820000843800;ORG STAKE WOR LD PTY LTD;OBI /URI/MARIN SOFT	$0.00	$2,625.00	$8,133.11
07/01/2025	TRANSFER TO DDA 3300908869	-$2,039.81	$0.00	$6,093.30
07/01/2025	CASH SWEEP PURCHASE	-$6,093.30	$0.00	$0.00
07/02/2025	OMD USA (media) ACH10388 OCI00221173 8TRX MARIN SOFTWARE, INC.	$0.00	$1,898.85	$1,898.85

EQUAL HOUSING LENDER Member FDIC

ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

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CHECKS OUTSTANDING

DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT	

BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows:
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT

CHECKBOOK RECONCILIATION

ENTER BALANCE THIS STATEMENT	$	
ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
SUBTOTAL	$	
SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

☐ Accounted for bank charges? ☐ Verified additions and subtractions in your checkbook? ☐ Compared canceled checks to check stub? ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 2625 Augustine Drive #301, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 25 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

July 2025
Reporting Activity 07/01 - 07/31 Page 3 of 6

Analysis Checking - XXXXXX7317 (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/02/2025	WIRE IN 250702I1Q73AGC004639 20251830015O5200;ORG MARIN SOF TWARE INC;REF 250702B027GK	$0.00	$3,994.67	$5,893.52
07/02/2025	TRANSFER TO DDA 3300908869	-$70.00	$0.00	$5,823.52
07/02/2025	CASH SWEEP PURCHASE	-$5,823.52	$0.00	$0.00
07/03/2025	WIRE IN 250703G1QG992C000598 20251840013416O0;ORG YYYYY INC ;OBI MRIN DIP FUNDING;REF 0012	$0.00	$500,000.00	$500,000.00
07/03/2025	CASH SWEEP PURCHASE	-$500,000.00	$0.00	$0.00
07/07/2025	WIRE IN 250707MMQFMPYZ001506 2025188000005900;ORG MMS UK HO LDINGS LIMITED;OBI ZEN INT. GB	$0.00	$289.67	$289.67
07/07/2025	CASH SWEEP PURCHASE	-$289.67	$0.00	$0.00
07/08/2025	WIRE IN 250708B1Q8982C003419 2025189000942500;ORG MARIN SOF TWARE INCORPORATED	$0.00	$3.29	$3.29
07/08/2025	*TRANSFER TO DDA 3300908869*	*-$6,671.01*	*$0.00*	*-$6,667.72*
07/08/2025	CASH SWEEP REDEMPTION	$0.00	$6,667.72	$0.00
07/10/2025	*TRANSFER TO DDA 3300908869*	*-$88,000.00*	*$0.00*	*-$88,000.00*
07/10/2025	CASH SWEEP REDEMPTION	$0.00	$88,000.00	$0.00
07/11/2025	LOCKBOX DEPOSIT	$0.00	$4,694.44	$4,694.44
07/11/2025	OMD USA (media) ACH10388 OCI00222574OTRX MARIN SOFTWARE, INC.	$0.00	$101,348.72	$106,043.16
07/11/2025	CASH SWEEP PURCHASE	-$101,348.72	$0.00	$4,694.44
07/14/2025	ADP WAGE GARN WAGE GARN 94033538287OTGR MARIN SOFTWARE MARIN S	-$822.00	$0.00	$3,872.44
07/14/2025	*ADP Tax ADP Tax AATGR 071528A01 MARIN SOFTWARE*	*-$23,743.27*	*$0.00*	*-$19,870.83*
07/14/2025	*ADP WAGE PAY WAGE PAY 940335382869TGR MARIN SOFTWARE MARIN S*	*-$32,795.36*	*$0.00*	*-$52,666.19*
07/14/2025	*TRANSFER TO DDA 3300908869*	*-$6,044.03*	*$0.00*	*-$58,710.22*
07/14/2025	CASH SWEEP REDEMPTION	$0.00	$58,921.47	$211.25
07/15/2025	*TRANSFER TO DDA 3300908869*	*-$215.19*	*$0.00*	*-$3.94*

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 26 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

July 2025

Reporting Activity 07/01 - 07/31 *Page 4 of 6*

Analysis Checking - XXXXXX7317 (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/15/2025	CASH SWEEP REDEMPTION	$0.00	$3.94	$0.00
07/17/2025	*TRANSFER TO DDA 3300908869*	*-$74,426.60*	*$0.00*	*-$74,426.60*
07/17/2025	CASH SWEEP REDEMPTION	$0.00	$74,426.60	$0.00
07/21/2025	WIRE IN 250721B1Q8983C000343 2025202000011000;ORG AMAZON.SG D;OBI FCS003027413412	$0.00	$1,851.15	$1,851.15
07/21/2025	CASH SWEEP PURCHASE	-$1,851.15	$0.00	$0.00
07/22/2025	WIRE IN 250722G1QG992C000621 2025203001280500;ORG YYYYY INC ;OBI MRIN DIP LOAN	$0.00	$140,000.00	$140,000.00
07/22/2025	TRANSFER TO DDA 3300908869	-$19,708.51	$0.00	$120,291.49
07/22/2025	CASH SWEEP PURCHASE	-$120,291.49	$0.00	$0.00
07/23/2025	FX 235668318000001 JPY 105957 RATE: 148.55087	$0.00	$713.27	$713.27
07/23/2025	FX 235668270000001 AUD 1283.92 RATE: 0.6438338	$0.00	$826.63	$1,539.90
07/23/2025	FX 235668288000001 EUR 679.98 RATE: 1.1540505	$0.00	$784.73	$2,324.63
07/23/2025	FX 235668302000001 GBP 1.03 RA TE: 1.3291395	$0.00	$1.37	$2,326.00
07/23/2025	CASH SWEEP PURCHASE	-$2,326.00	$0.00	$0.00
07/24/2025	RVO HEALTH LLC 006_169010 15614 SILICON VALLEY B	$0.00	$5,400.00	$5,400.00
07/24/2025	*TRANSFER TO DDA 3300908869*	*-$101,149.04*	*$0.00*	*-$95,749.04*
07/24/2025	CASH SWEEP REDEMPTION	$0.00	$95,749.04	$0.00
07/25/2025	OMD USA (media) ACH10388 OCI002241790TRX MARIN SOFTWARE, INC.	$0.00	$9,858.92	$9,858.92
07/25/2025	TRANSFER TO DDA 3300908869	-$2,279.36	$0.00	$7,579.56
07/25/2025	CASH SWEEP PURCHASE	-$7,579.56	$0.00	$0.00
07/28/2025	*HSA BANK EMPL FEE MAS180204647180 MARIN SOFTWARE*	*-$35.00*	*$0.00*	*-$35.00*
07/28/2025	*ANALYSIS SERVICE CHARGE*	*-$1,887.25*	*$0.00*	*-$1,922.25*
07/28/2025	CASH SWEEP REDEMPTION	$0.00	$1,922.25	$0.00
07/29/2025	*TRANSFER TO DDA 3300908869*	*-$215.00*	*$0.00*	*-$215.00*

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 27 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

July 2025
Reporting Activity 07/01 - 07/31 Page 5 of 6

Analysis Checking - XXXXXX7317 (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/29/2025	CASH SWEEP REDEMPTION	$0.00	$215.00	$0.00
07/30/2025	*ADP WAGE GARN WAGE GARN 746075830383TGR MARIN SOFTWARE MARIN S*	*-$822.00*	*$0.00*	*-$822.00*
07/30/2025	*ADP Tax ADP Tax AATGR 073130A01 MARIN SOFTWARE*	*-$20,791.80*	*$0.00*	*-$21,613.80*
07/30/2025	*ADP WAGE PAY WAGE PAY 746075830382TGR MARIN SOFTWARE MARIN S*	*-$32,723.41*	*$0.00*	*-$54,337.21*
07/30/2025	CASH SWEEP REDEMPTION	$0.00	$54,337.21	$0.00
07/31/2025	*TRANSFER TO DDA 3300908869*	*-$68,000.00*	*$0.00*	*-$68,000.00*
07/31/2025	CASH SWEEP REDEMPTION	$0.00	$68,000.00	$0.00
07/31/2025	Ending Balance			$0.00

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 28 of 53

Silicon Valley Bank
A Division of First Citizens Bank

July 2025
Reporting Activity 07/01 - 07/31 Page 6 of 6

THIS PAGE LEFT INTENTIONALLY BLANK

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 29 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10101 - SVB Checking (EUR) - Reconciliation

As of July 31, 2025

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 30 of 53

Silicon Valley Bank
A Division of First Citizens Bank

Account Statement

Silicon Valley Bank 2625 AUGUSTINE DRIVE, SUITE 301 SANTA CLARA, CA 95054		Statement Period: Account Number: Currency:	7/1/2025 to 7/31/2025 DE79512305000018336810 EUR

MARIN SOFTWARE INC
149 New Montgomery St, 4th Floor
San Francisco, CA 94105

Account Description: Business Account

Opening Balance	7/1/2025	0.81
+ Credits	2	1,358.34
- Debits	2	1,359.15
Closing Balance	7/31/2025	-0.00
Uncollected Balance		0.00
Held Balance		0.00
Available Balance		-0.00

Transactions

Date	Bank Ref #	Description	Amount
07/21/2025	2520203324064000	Incoming Wire Transfer; B/O - AMAZON DIGITAL FRANCE SAS; REF: FCS003031422702 PAYMENT-NUM 3 40733154 /RFB/FCS003031422702; Value Date: 21-JUL-2025	679.17 D
07/21/2025	2520203324064000	Incoming Wire Transfer; B/O - AMAZON DIGITAL FRANCE SAS; REF: FCS003031422702 PAYMENT-NUM 3 40733154 /RFB/FCS003031422702; Value Date: 21-JUL-2025	679.17 C
07/21/2025	2520201375522000	Incoming Wire Transfer; B/O - AMAZON DIGITAL FRANCE SAS; REF: FCS003031422702 PAYMENT-NUM 3 40733154 /RFB/FCS003031422702; Value Date: 21-JUL-2025	679.17 C
07/22/2025	2520301058210000	Outgoing Wire Transfer; IFO - SVBKUS6S; Credit Value Date: 22-JUL-2025	679.98 D

Page 1 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 31 of 53

CHECKS OUTSTANDING								
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT	

BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows:
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT

CHECKBOOK RECONCILIATION		
ENTER BALANCE THIS STATEMENT	$	
ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
SUBTOTAL	$	
SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

- ☐ Accounted for bank charges?
- ☐ Verified additions and subtractions in your checkbook?
- ☐ Compared canceled checks to check stub?
- ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 2625 Augustine Drive, Suite 301, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company

Page 2 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 32 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10102 - SVB Checking (GBP) - Reconciliation

As of July 31, 2025

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 33 of 53

Silicon Valley Bank
A Division of First Citizens Bank

Account Statement

Silicon Valley Bank		**Statement Period:**	**7/1/2025 to 7/31/2025**
2625 AUGUSTINE DRIVE, SUITE 301		**Account Number:**	**GB51NWBK60000410012435**
SANTA CLARA, CA 95054		**Currency:**	**GBP**

MARIN SOFTWARE INC
149 New Montgomery St, 4th Floor
San Francisco, CA 94105

Account Description: Business Account		
Opening Balance	**7/1/2025**	**1.03**
+ Credits	**0**	**0.00**
- Debits	**1**	**1.03**
Closing Balance	**7/31/2025**	**0.00**
Uncollected Balance		**0.00**
Held Balance		**0.00**
Available Balance		**0.00**

Transactions

Date	Bank Ref #	Description	Amount
07/22/2025	2520301058209000	Outgoing Wire Transfer; IFO - SVBKUS6S; Credit Value Date: 22-JUL-2025	1.03 D

Page 1 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 34 of 53

CHECKS OUTSTANDING								
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT	

BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows:
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT

CHECKBOOK RECONCILIATION		
ENTER BALANCE THIS STATEMENT	$	
ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
SUBTOTAL	$	
SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

☐ Accounted for bank charges? ☐ Verified additions and subtractions in your checkbook? ☐ Compared canceled checks to check stub? ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 2625 Augustine Drive, Suite 301, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company

Page 2 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 35 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10103 - SVB Checking (AUD) - Reconciliation

As of July 31, 2025

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 36 of 53

Silicon Valley Bank
A Division of First Citizens Bank

Account Statement

Silicon Valley Bank
2625 AUGUSTINE DRIVE, SUITE 301
SANTA CLARA, CA 95054

Statement Period: 7/1/2025 to 7/31/2025
Account Number: 0050006312
Currency: AUD

MARIN SOFTWARE INC
149 New Montgomery St, 4th Floor
San Francisco, CA 94105

Account Description: Business Account

Opening Balance	7/1/2025	1,283.92
+ Credits	0	0.00
- Debits	1	1,283.92
Closing Balance	7/31/2025	0.00
Uncollected Balance		0.00
Held Balance		0.00
Available Balance		0.00

Transactions

Date	Bank Ref #	Description	Amount
07/22/2025	2520301058216000	Outgoing Wire Transfer; IFO - SVBKUS6S; Credit Value Date: 22-JUL-2025	1,283.92 D

Page 1 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 37 of 53

CHECKS OUTSTANDING								
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT	

BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows:
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT

CHECKBOOK RECONCILIATION		
ENTER BALANCE THIS STATEMENT	$	
ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
SUBTOTAL	$	
SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

☐ Accounted for bank charges? ☐ Verified additions and subtractions in your checkbook? ☐ Compared canceled checks to check stub? ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 2625 Augustine Drive, Suite 301, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company

Page 2 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 38 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10104 - SVB Checking (JPY) - Reconciliation

As of July 31, 2025

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 39 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

Account Statement

Silicon Valley Bank
2625 AUGUSTINE DRIVE, SUITE 301
SANTA CLARA, CA 95054

Statement Period: 7/1/2025 to 7/31/2025
Account Number: 0050006308
Currency: JPY

MARIN SOFTWARE INC
149 New Montgomery St, 4th Floor
San Francisco, CA 94105

Account Description: Business Account

Opening Balance	7/1/2025	105,957.00
+ Credits	0	0.00
- Debits	1	105,957.00
Closing Balance	7/31/2025	0.00
Uncollected Balance		0.00
Held Balance		0.00
Available Balance		0.00

Transactions

Date	Bank Ref #	Description	Amount
07/22/2025	2520301058213000	Outgoing Wire Transfer; IFO - SVBKUS6S; Credit Value Date: 22-JUL-2025	105,957.00 D

Page 1 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 40 of 53

CHECKS OUTSTANDING								
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT	

BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows:
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT

CHECKBOOK RECONCILIATION		
ENTER BALANCE THIS STATEMENT	$	
ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
SUBTOTAL	$	
SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

☐ Accounted for bank charges? ☐ Verified additions and subtractions in your checkbook? ☐ Compared canceled checks to check stub? ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 2625 Augustine Drive, Suite 301, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company

Page 2 of 2
SVB Confidential

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 41 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10181 - HSBC (USD) - Reconciliation

As of July 31, 2025

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 42 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10190 - SVB Payables (USD) - Reconciliation

As of July 31, 2025

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 43 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank
2625 Augustine Drive #301, Santa Clara, CA 95054

ADDRESS SERVICE REQUESTED

>000241 5591148 0001 092196 10Z
MARIN SOFTWARE INC
HOLD MAIL
ATTN: GDO
SANTA CLARA, CA 95054

July 2025

Reporting Activity 07/01 - 07/31 Page 1 of 4

Managing Your Accounts

Phone: (408) 654-4636
Toll-Free: (800) 774-7390
Email: clientsupport@svb.com
Online: www.svb.com

Summary of Accounts

Account Type	Account Number	Ending Balance
Analysis Checking	XXXXXX8869	$0.00
Total Balance		**$0.00**

Analysis Checking - XXXXXX8869

Account Summary

Date	Description	
07/01/2025	**Beginning Balance**	**$0.00**
07/31/2025	**Ending Balance**	**$0.00**
	Total debits this period	$368,818.55
	Total credits this period	$368,818.55
	Service Charge	$0.00

Account Activity

Transaction Date	Description	Debits	Credits	Balance
07/01/2025	Beginning Balance			$0.00
07/01/2025	*WAGEWORKS FSA RECEIVABLE INV7988627 MARIN SOFTWARE INC.*	*-$2,039.81*	*$0.00*	*-$2,039.81*
07/01/2025	TRANSFER FROM DDA 3300517317	$0.00	$2,039.81	$0.00
07/02/2025	*CHARGEOURFEEFORFX2347303280000 01/20250630009247/1/25*	*-$35.00*	*$0.00*	*-$35.00*
07/02/2025	*CHARGEOURFEEFORFX2347299370000 01/20250630009137/1/25*	*-$35.00*	*$0.00*	*-$70.00*
07/02/2025	TRANSFER FROM DDA 3300517317	$0.00	$70.00	$0.00
07/08/2025	*WAGEWORKS FSA RECEIVABLE INV8014331 MARIN SOFTWARE INC.*	*-$703.58*	*$0.00*	*-$703.58*

00241 5591148 000427 000853 0001/0002

Member FDIC

ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE
SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 44 of 53

CHECKS OUTSTANDING									CHECKBOOK RECONCILIATION		
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR#	AMOUNT				
									ENTER BALANCE THIS STATEMENT	$	
									ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
									SUBTOTAL	$	
									SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT									BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

- ☐ Accounted for bank charges?
- ☐ Verified additions and subtractions in your checkbook?
- ☐ Compared canceled checks to check stub?
- ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 2625 Augustine Drive #301, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 45 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

July 2025
Reporting Activity 07/01 - 07/31 Page 3 of 4

Analysis Checking - XXXXXX8869 (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/08/2025	WIRE OUT 250708L1B77D1C003284 2025189001265600;BNF MARC HOEG G	-$5,967.43	$0.00	-$6,671.01
07/08/2025	TRANSFER FROM DDA 3300517317	$0.00	$6,671.01	$0.00
07/10/2025	WIRE OUT 250710L1B77D1C000355 2025191000137000;BNF PACHULSKI STANG ZIEHL AND JONES LLP	-$88,000.00	$0.00	-$88,000.00
07/10/2025	TRANSFER FROM DDA 3300517317	$0.00	$88,000.00	$0.00
07/14/2025	AVALARA CLIENT T FUNDING 2094336 Marin Software Inc.	-$2,585.65	$0.00	-$2,585.65
07/14/2025	WIRE OUT 250714L1B77D1C000584 2025195000230400;BNF LIZ CHEN	-$1,443.38	$0.00	-$4,029.03
07/14/2025	WIRE OUT 250714L1B77D1C000675 2025195000233100;BNF LIZ CHEN	-$2,015.00	$0.00	-$6,044.03
07/14/2025	TRANSFER FROM DDA 3300517317	$0.00	$6,044.03	$0.00
07/15/2025	WAGEWORKS FSA RECEIVABLE INV8031383 MARIN SOFTWARE INC.	-$215.19	$0.00	-$215.19
07/15/2025	TRANSFER FROM DDA 3300517317	$0.00	$215.19	$0.00
07/17/2025	WIRE OUT 250717L1B77D1C003356 2025198001244800;BNF MILLER AD VERTISING AGENCY	-$6,426.60	$0.00	-$6,426.60
07/17/2025	WIRE OUT 250717L1B77D1C003469 2025198001285800;BNF PACHULSKI STANG ZIEHL AND JONES LLP	-$68,000.00	$0.00	-$74,426.60
07/17/2025	TRANSFER FROM DDA 3300517317	$0.00	$74,426.60	$0.00
07/22/2025	WAGEWORKS FSA RECEIVABLE INV8050549 MARIN SOFTWARE INC.	-$17.48	$0.00	-$17.48
07/22/2025	AMEX EPAYMENT ACH PMT COP000006209961 MARIN SOFTWARE INC	-$16,150.91	$0.00	-$16,168.39
07/22/2025	WIRE OUT 250722L1B77D1C002798 2025203001112400;BNF VISION SE RVICE PLAN	-$75.47	$0.00	-$16,243.86

00241 5591146 000426 000655 0002/0002

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 46 of 53

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 47 of 53

MARIN SOFTWARE INCORPORATED (Case No. 25-11263)

10200 - SVB Money Market - Reconciliation

As of July 31, 2025

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 48 of 53

Silicon Valley Bank
A Division of First Citizens Bank
2625 Augustine Drive #301, Santa Clara, CA 95054

July 2025

Reporting Activity 07/01 - 07/31 Page 1 of 6

ADDRESS SERVICE REQUESTED

MARIN SOFTWARE INC
149 NEW MONTGOMERY ST, 4TH FLOOR
SAN FRANCISCO CA 94105

Managing Your Accounts

Phone: (408) 654-4636
Toll-Free: (800) 774-7390
Email: clientsupport@svb.com
Online: www.svb.com

DDA #: XXXXXX7317 **Target Balance:** $0.00

Messages/Notifications

Month-End Allocation %

100%
Gov't
Prime
Treasury

SVB Cash Sweep Summary - Account XXXXXX3330

Fund Name	CUSIP	Ticker	Avg. Monthly Balance	Month-End Position	Net Monthly Income Earned*	Avg. Gross Yield**
Morgan Stanley ILF/Treas/InsSel	61747C558	MTSXX	$72,921.04	$185,102.55	$238.52	4.100%
BlackRock Liquidity:T-Fund Admin	09248U676	BTAXX	$72,921.04	$185,102.55	$237.76	4.090%
Western Asset Inst US Treas Res/Inv	52470G684	LTRXX	$62,503.75	$158,659.33	$205.27	4.110%
Morgan Stanley ILF/Govt/InsSel	61747C871	MGSXX	$155,920.34	$0.00	$517.50	4.160%

MONEY MARKET MUTUAL FUND INVESTMENTS ARE:
NOT A DEPOSIT - NOT FDIC INSURED - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY - NOT GUARANTEED BY THE BANK - MAY LOSE VALUE

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 49 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

July 2025

Reporting Activity 07/01 - 07/31 Page 2 of 6

SVB Cash Sweep Summary - Account XXXXXX3330 (continued)

Fund Name	CUSIP	Ticker	Avg. Monthly Balance	Month-End Position	Net Monthly Income Earned*	Avg. Gross Yield**
BlackRock Liquidity:FedFund Admin	09248U445	BLFXX	$155,919.88	$0.00	$510.19	4.100%
Totals				**$528,864.43**	**$1,709.24**	

* Net Monthly Income Earned represents dividends earned in the current month, which are paid on the first day of the following month, less bank sweep fees.

** Avg. Gross Yield is the annualized average 30 day yield gross of any bank sweep fees.

SVB Cash Sweep Activity - Morgan Stanley ILF/Treas/InsSel

Date	Transaction Description	Transaction Amount	Price	Investment Balance
07/21/2025	Purchase	$192,163.91	$1.00	$192,163.91
07/22/2025	Purchase	$647.90	$1.00	$192,811.81
07/23/2025	Purchase	$42,102.02	$1.00	$234,913.83
07/24/2025	Purchase	$814.10	$1.00	$235,727.93
07/25/2025	Redemption	($33,512.16)	$1.00	$202,215.77
07/28/2025	Purchase	$2,652.84	$1.00	$204,868.61
07/29/2025	Redemption	($672.79)	$1.00	$204,195.82
07/30/2025	Redemption	($75.25)	$1.00	$204,120.57
07/31/2025	Redemption	($19,018.02)	$1.00	$185,102.55

SVB Cash Sweep Activity - BlackRock Liquidity:T-Fund Admin

Date	Transaction Description	Transaction Amount	Price	Investment Balance
07/21/2025	Purchase	$192,163.91	$1.00	$192,163.91

MONEY MARKET MUTUAL FUND INVESTMENTS ARE:
NOT A DEPOSIT - NOT FDIC INSURED - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY - NOT GUARANTEED BY THE BANK - MAY LOSE VALUE

03735 5591750 011058 011058 0002/0006

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 50 of 53

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 51 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

July 2025
Reporting Activity 07/01 - 07/31 Page 4 of 6

SVB Cash Sweep Activity - Morgan Stanley ILF/Govt/InsSel

Date	Transaction Description	Transaction Amount	Price	Investment Balance
07/01/2025	Fee Charged	($63.25)	$1.00	
07/01/2025	Redemption	($217,443.76)	$1.00	
07/01/2025	Dividend Reinvest	$1,054.15	$1.00	$81,759.38
07/02/2025	Purchase	$3,039.39	$1.00	$84,798.77
07/03/2025	Purchase	$2,911.76	$1.00	$87,710.53
07/07/2025	Purchase	$250,000.00	$1.00	$337,710.53
07/08/2025	Purchase	$144.84	$1.00	$337,855.37
07/09/2025	Redemption	($3,333.86)	$1.00	$334,521.51
07/11/2025	Redemption	($44,000.00)	$1.00	$290,521.51
07/14/2025	Purchase	$50,674.36	$1.00	$341,195.87
07/15/2025	Redemption	($29,460.74)	$1.00	$311,735.13
07/16/2025	Redemption	($1.96)	$1.00	$311,733.17
07/18/2025	Redemption	($37,213.30)	$1.00	$274,519.87
07/21/2025	Redemption	($274,519.87)	$1.00	$0.00

SVB Cash Sweep Activity - BlackRock Liquidity:FedFund Admin

Date	Transaction Description	Transaction Amount	Price	Investment Balance
07/01/2025	Dividend Reinvest	$1,038.71	$1.00	
07/01/2025	Fee Charged	($62.32)	$1.00	
07/01/2025	Redemption	($217,443.76)	$1.00	$81,744.87
07/02/2025	Purchase	$3,053.91	$1.00	$84,798.78

MONEY MARKET MUTUAL FUND INVESTMENTS ARE:
NOT A DEPOSIT - NOT FDIC INSURED - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY - NOT GUARANTEED BY THE BANK - MAY LOSE VALUE

03753 557250 011090 011090 0004/0004

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 52 of 53

Silicon Valley Bank
A Division of First Citizens Bank

July 2025
Reporting Activity 07/01 - 07/31 Page 5 of 6

SVB Cash Sweep Activity - BlackRock Liquidity:FedFund Admin (continued)

Date	Transaction Description	Transaction Amount	Price	Investment Balance
07/03/2025	Purchase	$2,911.76	$1.00	$87,710.54
07/07/2025	Purchase	$250,000.00	$1.00	$337,710.54
07/08/2025	Purchase	$144.83	$1.00	$337,855.37
07/09/2025	Redemption	($3,333.86)	$1.00	$334,521.51
07/11/2025	Redemption	($44,000.00)	$1.00	$290,521.51
07/14/2025	Purchase	$50,674.36	$1.00	$341,195.87
07/15/2025	Redemption	($29,460.73)	$1.00	$311,735.14
07/16/2025	Redemption	($1.98)	$1.00	$311,733.16
07/18/2025	Redemption	($37,213.30)	$1.00	$274,519.86
07/21/2025	Redemption	($274,519.86)	$1.00	$0.00

MONEY MARKET MUTUAL FUND INVESTMENTS ARE:
NOT A DEPOSIT - NOT FDIC INSURED - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY - NOT GUARANTEED BY THE BANK - MAY LOSE VALUE

03735 5541750 011061 011061 0005/0006

Case 25-11263-LSS Doc 108 Filed 08/20/25 Page 53 of 53

svb Silicon Valley Bank
A Division of First Citizens Bank

July 2025
Reporting Activity 07/01 - 07/31 Page 6 of 6

THIS PAGE LEFT INTENTIONALLY BLANK.

MONEY MARKET MUTUAL FUND INVESTMENTS ARE:
NOT A DEPOSIT - NOT FDIC INSURED - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY - NOT GUARANTEED BY THE BANK - MAY LOSE VALUE